UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2019

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

385 Bell St, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 563-556-7730

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On January 9, 2019, the employment with the Company of Richard J. Stanley, Senior Vice President Contract Group, ended effective January 9, 2019.

(d)       On January 9, 2019, the Board of Directors (the “Board”) of Flexsteel Industries, Inc. (the “Company”) voted to fill a vacancy on the Board and appointed William S. Creekmuir to fill the vacancy, effective immediately. Mr. Creekmuir will serve as a Class I director, which class will stand for re-election at the 2020 annual meeting of the shareholders. Mr. Creekmuir was appointed as a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee.

Mr. Creekmuir will participate in the Company’s non-executive director compensation program. Pursuant to this program, Mr. Creekmuir will receive: (i) an annual retainer of $40,000 for service as a Board member, and (ii) a quarterly stock grant with a value of $12,500, rounded to the nearest share, with no additional vesting requirements. Mr. Creekmuir will also receive an annual retainer of $7,500 for service as a member of the Audit Committee and an annual retainer of $4,000 for service as a member of the Nominating and Governance Committee.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Creekmuir had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Creekmuir and any other person pursuant to which he was appointed as a director of the Company.

A copy of the press release dated January 10, 2019 announcing the appointment of Mr. Creekmuir to the Board is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

Exhibit 99.1          Press Release by Flexsteel Industries, Inc. dated January 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date:	January 15, 2019	By:	/s/ Marcus D. Hamilton
Marcus D. Hamilton
Chief Financial Officer, Secretary and Treasurer
Principal Financial and Accounting Officer